THE ADVISORS’ INNER CIRCLE FUND III

Investec Global Franchise Fund (the “Fund”)

Supplement dated July 30, 2018

to the

Fund’s Prospectus,

dated March 1, 2018, as supplemented April 9, 2018 (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

I.	Effective on or around September 28, 2018 (the “Effective Date”), I Shares of the Fund will only be available for purchase by certain categories of investors, and will no longer be subject to a minimum investment amount. Accordingly, as of the Effective Date, the Prospectus is hereby amended and supplemented as follows:

1.	The second paragraph in the “Purchase and Sale of Fund Shares” section and the disclosure under the heading “Minimum Purchases” in the “Purchasing and Selling Fund Shares” section are hereby deleted and replaced with the following:

There is no minimum initial or subsequent investment amount for I Shares of the Fund.

2.	The following disclosure is hereby added to the “Purchase and Sale of Fund Shares” and “Purchasing and Selling Fund Shares” sections:

I Shares of the Fund are offered exclusively to:

•	Wrap fee based programs and fee based clients of a broker-dealer, an investment adviser or other financial intermediary;
•	Commissionable brokerage platforms where a financial intermediary, acting as broker on behalf of the financial intermediary’s customer, charges the customer a transaction-based commission outside the Fund where the broker does not receive compensation from Fund sales charges or Rule 12b-1 fees;
•	Institutional investors, including corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employee sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment adviser firms; registered investment companies; bank trusts; college savings programs; charitable organizations; financial institutions; pension plans; and family offices;
•	Eligible employees, which are present or former officers, directors, and employees (and their eligible family members) of the Fund, IAM NA, and IAM NA’s affiliates, IAM NA’s parent company and subsidiaries of IAM NA’s parent company, and retirement plans established for the benefit of these individuals; and
•	I Shares shareholders (including shareholders as of September 28, 2018 not in the above categories) purchasing I Shares through the reinvestment of dividends or other distributions.

3.	In the “Purchasing and Selling Fund Shares” section, the disclosure under the heading “Involuntary Redemptions of Your Shares” is hereby deleted and replaced with the following:

The Fund reserves the right to determine which potential investors qualify as eligible investors for I Shares of the Fund. I Shares of the Fund held by a non-eligible investor are subject to involuntary redemption by the Fund.

II.	As of the Effective Date, the following disclosure is hereby added to the “Purchasing and Selling Fund Shares” section:

Share Class Conversions

At no charge, you or your financial intermediary may convert one class of shares of the Fund directly to another class of shares of the Fund, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you convert into. A conversion between share classes of the Fund is not a taxable event.

You may only convert shares between accounts with identical registrations (i.e., the same names and addresses). If you purchase shares through a financial intermediary, you may only convert into a share class of the Fund which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares of the Fund are available through the intermediary.

Please retain this supplement for future reference.

INV-SK-003-0100

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